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                                                                    EXHIBIT 10.5

                                                                PNC LEASING, LLC
GUARANTY AGREEMENT                                                       PNCBANK

THIS GUARANTY AGREEMENT (this "GUARANTY") is made and entered into as of this 27TH day of January, 2000 by MTR GAMING GROUP, INC. (the "GUARANTOR"), with an address at State Route 2 South, Chester, West Virginia 26034 in order to induce PNC LEASING, LLC, a limited liability company (the "LESSOR"), with an address at Two PlNC Plaza, 13th Floor, 620 Liberty Avenue, Pittsburgh, PA 15222-2719 to lease to MOUNTAINEER PARK, INC., a West Virginia corporation (the "LESSEE"), the equipment described in that certain Master Lease Agreement dated on or about the date hereof, and all schedules and supplements thereto, whether now or hereafter made a part of said lease (collectively referred to as the "LEASE"), the receipt and sufficiency of which are hereby acknowledged.

1. GUARANTY OF OBLIGATIONS. The Guarantor hereby guarantees the due and prompt payment and performance by the Lessee of all rents and other sums due under the Lease to the Lessor of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Lessee, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not for the payment of money, including reasonable attorneys' fees and expenses (hereinafter referred to collectively as the "OBLIGATIONS"). If the Lessee defaults under any such Obligations, the Guarantor will pay the amount due to the Lessor or otherwise perform the obligations of the Lessee under the Lease.

2. NATURE OF GUARANTY; WAIVERS. This is a guaranty of payment and not of collection and the Lessor shall not be required, as a condition of the Guarantor's liability, to make any demand upon or to pursue any of its rights against the Lessee, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.

This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and/or have been otherwise satisfied. This Guaranty will remain in full force and effect even if there are no amounts outstanding under the Obligations at a particular time or from time to time. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Lessor of any other party, or any other guaranty or any security held by it for any of the Obligations, by any failure of the Lessor to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof. The Guarantor's obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, deduction or defense based upon any claim the Guarantor may have against the Lessee or the Lessor, except payment or performance of the Obligations.

Notice of acceptance of this Guaranty, notice of extensions of credit to the Lessee from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Lessor's failure to comply with the notice requirements of the applicable version of Uniform Commercial Code Section 9-504 are hereby waived. The Guarantor waives all defenses based on impairment of collateral.

The Lessor at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor's liabilities hereunder, may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however to any Obligations of the Lessee in such order, manner and amount as the Lessor may determine in its reasonable discretion; (d) settle, compromise or deal with any other person, including the Lessee or the Guarantor, with respect to any Obligations in such manner as the Lessor deems appropriate in its sole discretion; (e) substitute, exchange or release any security or guaranty; or (f) take such actions and exercise such remedies hereunder as provided herein.

3. REPAYMENTS OR RECOVERY FROM THE LESSOR. If any demand is made at any time upon the Lessor for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Lessor repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Lessor. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Lessor's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

4. FINANCIAL STATEMENTS. During the term of this Guaranty Agreement and any extensions or renewals hereof, the Guarantor will furnish to Lessor:

         (a) As soon as practicable following filing with the U.S. Securities and Exchange Commission (the "SEC") of the Guarantor's required quarterly reports (including any valid extension of the due date for such reports) the Guarantor shall provide to Lessor, a balance sheet and statement of income of the undersigned (the "Financial Statements") as of the close of each of the first three quarterly period from the beginning of the fiscal year to the date of such statement, prepared in accordance with


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generally accepted accounting principles, consistently applied, and in such reasonable detail as Lessor may request, certified as true, complete and correct by an authorized officer of undersigned;

         (b) As soon as practicable following filing with the SEC of the Guarantor's required annual report (including any valid extension of the due date for such report) the Guarantor shall provide to Lessor, a copy of its annual audited Financial Statements, certified without qualification by an independent certified public accountant of recognized standing;

         (c) In a timely manner such financial statements, reports and other information as the Guarantor shall send from time to time to its stockholders and/or file with the SEC and/or other materials which Lessor shall reasonably request to the extent that such information is not contained in or supplements that provided pursuant to subparagraphs (a) and (b) of this paragraph 4.

5. ENFORCEABILITY OF OBLIGATIONS. To the extent permitted by law, no modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantor's liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Lessee that may result from any such proceeding.

6.  EVENTS OF DEFAULT.

         a. The occurrence of any of the following shall be an "EVENT OF DEFAULT" hereunder:

                  i. any Event of Default as defined in the Lease or herein and the lapse of any notice or cure period provided with respect to such default;

                  ii. the Guarantor's failure to perform any of its obligations hereunder;

                  iii. the falsity, inaccuracy or material breach by the Guarantor of any written warranty, representation or statement made or furnished to the Lender by or on behalf of the Guarantor; or

                  iv. the termination or attempted termination of this Guaranty.

         b. Upon the occurrence of any uncured Event of Default, which has not been cured pursuant to the Lease or hereunder, the Guarantor shall pay to the Lender the outstanding and unpaid amount of the Obligations.

         c. Notwithstanding the foregoing, it is understood and agreed that as a condition of giving this Guaranty as referenced in paragraph 30(b) of the Lease, the undersigned shall be given ten (10) days after receipt of written notice from Lender of a default by Borrower in payment of any Obligations to cure such default. If the undersigned fails to cure a default by Borrower within ten (10) days after receipt of written notice from Lender of a default by Borrower, the undersigned shall immediately become liable for, the balance of the Obligations, without further notice; PROVIDED HOWEVER, that the Lender in its discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise.

7. COSTS. To the extent that the Lessor incurs any reasonable costs or expenses in protecting or enforcing its rights under the Obligations or this Guaranty, including reasonable attorneys' fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Obligations and will bear interest from the incurring or payment thereof at the Default Rate (as defined in any of the Obligations).

8. POSTPONEMENT OF SUBROGATION. Until the Obligations are indefeasibly paid in full, the Guarantor postpones and subordinates in favor of the Lessor any and all rights which the Guarantor may have to (a) assert any claim against the Lessee based on subrogation rights with respect to payments made hereunder, and
(b) any realization on any property of the Lessee, including participation in any marshalling of the Lessee's assets.

9. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to the addresses for the Lessor and the Guarantor set forth above or to such other address as one may give to the other in writing for such purpose with a copy to their respective counsel as follows:

         LESSEE'S COUNSEL: Ruben & Aronson, LLP
                           3299 K Street
                           Washington, D.C.  20007
                           ATTENTION:  Robert L. Ruben

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                           Facsimile: (202) 965-3700

         LESSOR'S COUNSEL: Tucker Arensberg, P.C.
                           1500 One PPG Place
                           Pittsburgh, PA  15222
                           ATTENTION:  Terry J. Himes
                           Facsimile: (412) 594-5573

10. PRESERVATION OF RIGHTS. No delay or omission on the Lessor's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Lessor's action or inaction impair any such right or power. The Lessor's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Lessor may have under other agreements, at law or in equity. Upon occurrence of an Event of Default, the Lessor may proceed in any order against the Lessee, the Guarantor or any other obligor of, or collateral securing, the Obligations, provided that the notice requirements of paragraph 9 are satisfied.

11. ILLEGALITY. In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom will be effective unless made in a writing signed by the Lessor, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor in any case will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

13. ENTIRE AGREEMENT. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Guarantor and the Lessor with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guarantees from the Guarantor to the Lessor.

14. SUCCESSORS AND ASSIGNS. This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Lender and their respective heirs, executors, administrators, successors and assigns; PROVIDED, HOWEVER, that the Guarantor may not assign this Guaranty in whole or in part without the prior written consent of the Lender and neither the Guarantor nor the Lender may assign this Guaranty in whole or in part without the prior written consent of the West Virginia Lottery Commission, if required.

15. INTERPRETATION. In this Guaranty, unless the Lessor and the Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; and references to sections or exhibits are to those of this Guaranty unless otherwise indicated. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

16. INDEMNITY. The Guarantor agrees to indemnify each of the Lessor, its directors, officers and employees and each legal entity, if any, who controls the Lessor (the "INDEMNIFIED PARTIES") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Guaranty; PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Guaranty. The Guarantor may participate at its expense in the defense of any such claim.

17. GOVERNING LAW AND JURISDICTION. This Guaranty has been delivered to and accepted by the Lessor and will be deemed to be made in the State of West Virginia. THIS GUARANTY WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE LESSOR AND THE GUARANTOR DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WEST VIRGINIA, EXCLUDING ITS CONFLICT OF LAWS RULES. The Guarantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in Allegheny County, Pennsylvania; provided that nothing contained in this Guaranty will prevent the Lessor from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantor individually, against any security or against any property of the Guarantor within any other county, state or other foreign or domestic jurisdiction. The Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Lessor and the Guarantor. The Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

18. EQUAL CREDIT OPPORTUNITY ACT. If the Guarantor is not an "applicant for credit" under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 ("ECOA"), the Guarantor acknowledges that (i) this Guaranty has been executed to provide credit


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support for the Obligations, and (ii) the Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

19. WAIVER OF JURY TRIAL. THE GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT THE GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS GUARANTY, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

THE GUARANTOR ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS GUARANTY, INCLUDING THE WAIVER OF JURY TRIAL, AND HAS BEEN ADVISED BY COUNSEL AS NECESSARY OR APPROPRIATE.

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WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WITNESS / ATTEST:                           MTR GAMING GROUP, INC.


/S/ Lisa D. Swann/Robert L. Ruben           By: /S/ Edson R. Arneault
---------------------------------               -------------------------
                                                                          (SEAL)
Print Name: Lisa D. Swann/Robert L. Ruben   Print Name: Edson R. Arneault
            -----------------------------               -----------------

Title:               /Assistant Secretary   Title: President
       ----------------------------------          ----------------------

(Include title only if an officer of entity signing to the right)